TABLE OF CONTENTS

                                                               PAGE

Risk/Return Summary..............................................1
Fees and Expenses................................................4
Objective and Strategies.........................................5
Risk Factors.....................................................7
Disclosure of Portfolio Holdings................................10
Management......................................................10
Shareholder Information.........................................11
Purchasing Shares...............................................12
Redeeming Shares................................................13
Additional Information..........................................15
Distribution and Taxes..........................................17
Financial Highlights............................................19


You'll find more information about the Fund in the following documents: The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year. For more information about the Fund, you may wish to refer to the Fund's Statement of Additional Information (the "SAI") dated November 25, 2005, which is on file with the U.S. Securities and Exchange Commission (the "SEC") and incorporated by reference into this prospectus. You can obtain a free copy of the annual and semi-annual reports, and the SAI by writing to The World Funds, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. You may also obtain a free copy of the annual and semi-annual reports from the Company's website at: theworldfunds.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 100 F Street NE, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act File No.  811-8255)






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                                REMS Real Estate
                             Value-Opportunity Fund


















                                   PROSPECTUS

                                November 25, 2005

                                 GRAPHIC OMITTED





                    REMS Real Estate Value-Opportunity Fund

                         series of The World Funds, Inc.
                          A "Series" Investment Company



This prospectus describes REMS Real Estate Value-Opportunity Fund (the "Fund"), a series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio.



As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

                               RISK/RETURN SUMMARY

Investment Objective - The Fund seeks to achieve long-term growth of capital and current income.

Principal Investment Strategies - Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry and other real estate related investments. These include securities issued by real estate investment trusts ("REITs") and real estate operating companies. A REIT is a separately managed trust that makes investments in various real estate businesses. For purposes of the Fund's investment policies, a company principally engaged in the real estate industry is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or has at least 50% of its assets in such real estate businesses. The Fund's policy of investing at least 80% of its net assets in the real estate industry and other real estate related investments is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders, upon sixty (60) days' prior notice.

The Fund does not invest in real estate directly. The portfolio of securities in which the fund invests will normally be diversified as to geographic region and property type. The Fund may hold as few as twenty long positions and Real Estate Management Services Group, LLC (the "Adviser") may take short positions in real estate operating companies, REITs, and REIT and other real estate company indices. The equity securities generally will be of U.S. issuers that are considered by the Adviser to be undervalued and have dividend yields that exceed the ten-year U.S. Treasury yield. The Fund may borrow money to invest, although not in excess of 33 1/3% of its assets, including the amount of any borrowings. The Fund may borrow and, if so, will maintain varying levels of leverage depending on factors such as the price of the security relative to the underlying real estate and the returns of the security relative to the interest expense of the Fund. Notwithstanding this expectation, the Fund will not use leverage, or will use leverage to a lesser extent, if the Adviser anticipates that leveraged assets in the Fund would result in a lower return to shareholders.

Principal Risks - An investment in the Fund is not guaranteed and you may lose money by investing in the Fund. The Fund is not a complete investment program. It has been designed to provide exposure to the real estate industry and is typically used in conjunction with a variety of other investments to provide investors with a full and appropriate asset allocation. The value of your investment will go up and down, which means you could lose money when you sell your shares. There are risks involved with any investment, but the principal risks associated with an investment in the Fund include:

o.....Real estate market and REIT risk. Since the Fund concentrates its assets in the real estate industry, your investment in the Fund involves many of the risks of investing directly in real estate such as declining real estate values, changing economic conditions and increasing interest rates.

o Small companies. The Fund will be focused on smaller companies (those companies with a market capitalization of less than $1 billion). Smaller real estate company stocks can be more volatile than, and perform differently from, larger real estate company stocks.

o Leverage risk. The Fund may use leverage in executing its investment strategy. The amount of leverage may not exceed 33% of the Fund's total assets (including the amount of the borrowings but reduced by any liabilities not constituting borrowings). The amount of the Fund's borrowings and the interest rates at which the Fund borrows in particular, will affect the operating results of the Fund. Leverage will increase the volatility of the Fund's performance and its risk. There can be no assurance that a leveraging strategy will be successful.

o Short sales risk. The Fund may engage in short sales of securities, index funds, and index options in executing its investment strategy. Short sales may occur if the Adviser determines an event is likely to have a downward impact on the market price of a company's securities. Such practices can, in certain circumstances, substantially increase the impact of adverse price movements on the Fund's portfolio.

o Stock market risk. Stock prices in general rise and fall as a result of investors' perceptions of the market as a whole. If the stock market drops in value, the value of the Fund's portfolio investments is also likely to decrease in value. The increase or decrease in the value of the Fund's investments, in percentage terms, may be more or less than the increase or decrease in the value of the market.

o Non-diversification risk. The Fund is "non-diversified" and takes larger positions in a smaller number of issuers than a diversified fund. The change in the value of a single stock in the Fund's portfolio may have a greater impact on the Fund's net asset value than it would on a diversified fund. The Fund's share price may fluctuate more than the share price of a comparable diversified fund.

Performance Information -The bar chart and table show how the Fund has performed in the past and gives some indication of the risks of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. The Fund began operations on December 16, 2002 as the REMS Real Estate Value Opportunity Fund, a separate portfolio (the "Predecessor Fund") of Hillview Investment Trust, II. On November 25, 2005, the Predecessor Fund was reorganized as a new portfolio of the Company. The bar chart shows how the performance of the Predecessor Fund has varied from year to year. Total return would have been lower had certain fees and expenses not been waived and/or reimbursed. The table compares the average annual total returns of the Predecessor Fund for the periods ended December 31, 2004 to the NAREIT Equity Index. Keep in mind that the past performance (before and after taxes) may not indicate how well the Fund will perform in the future.

                        Annual Total Returns Before Taxes

[bar chart goes here]

2003    21.93%
2004    18.66%

[end bar chart]


The total return for the Predecessor Fund for the nine months ended September 30, 2005 was 7.90%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 10.00%(quarter ending December 31, 2004) and the lowest return for a calendar quarter was (4.17%)(quarter ending June 30, 2004).


                             Average Annual Returns as of 12/31/04
                             --------------------------------------
                                              Since Inception
                                   1 Year   (December 16, 2002)
                                  -------   -------------------

Before Taxes                      18.66%          19.95%
After Taxes on Distributions(1)   16.10%          19.44%
After Taxes on Distributions
   and Sale of Shares(1)          12.85%          17.79%
------------------------------
NAREIT Equity Index(2)            31.58%          33.27%

(1) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(2) The NAREIT Equity Index is an unmanaged index of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and NASDAQ which have 75% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. It is not possible to invest directly in an index.

                                FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you will pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the Fund's average daily net assets.

Shareholder Transaction Fees(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases         None
Maximum Deferred Sales Charge (Load)                     None
Maximum Sales Charge (Load) Imposed on Reinvested
     Dividends and Distributions                         None
Redemption Fees (1)                                      2.00%
Exchange Fees                                            None

Estimated Annual Operating Expenses(expenses that are deducted from Fund assets)

Advisory Fee                                             1.00%
Distribution (12b-1) and Service Fees                    None
Other Expenses (2)                                       1.23%
Total Annual Fund Operating Expenses (2)                 2.23%
Fee waiver and/or expense reimbursements                 0.00%
Net Expenses (3)                                         2.23%


(1) Effective November 25, 2005, a 2.00% redemption fee shall be imposed on any shares redeemed within 7 days of their initial purchase. This redemption fee shall apply to all shareholders and accounts, but only on the purchase of shares made after November 25, 2005. This redemption fee shall equal 2.00% of the amount being redeemed. In determining any redemption fee, the shares held the longest in the account shall be considered redeemed first. Any redemption fees shall be credited to the Fund. This redemption fee is being imposed to prevent short-term trading and to offset transaction and other costs associated with short-term trading.

(2) "Other Expenses" and "Total Annual Fund Operating Expenses" include dividends on securities which the Fund has sold short ("short-sale dividends"). Short-sale dividends generally reduce the market value of the securities by the amount of the dividend declared, thus increasing the Fund's unrealized gain or reducing the Fund's unrealized loss on the securities sold short. Short-sale dividends are treated as an expense, and increase the Fund's total expense ratio, although no cash is received or paid by the Fund. The amount of short-sale dividends was 0.97% of average net assets for the most recent fiscal year.

(3) The Adviser has contractually agreed to waive or limit its fees until November 25, 2006, so that the ratio of total annual operating expenses for the Fund's shares is limited to 1.50%. Total annual operating expenses do not include brokerage commissions, taxes, interest, short-sale dividends, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Adviser will be entitled to the reimbursement of fees waived by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser is the sum of all fees previously waived by the Adviser to the Fund during any of the previous three (3) years, less any reimbursement previously paid, and is subject to the limitations on total expenses set forth above.

Example:

The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund, you redeem all of your shares at the end of the periods indicated, you earn a 5.00% annual return and the Fund's operating expenses remain the same. Because actual return and expenses will be different, the example is for comparison only. Based on these assumptions, your costs would be:

                  1 Year    3 Years    5 Years  10 Years
                  ------    -------    -------  --------

                   $247      $717      $1,214    $2,581

                            OBJECTIVE AND STRATEGIES

The Fund's investment objective is long-term growth of capital and current income. Under normal conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry and other real estate related investments. These include securities issued by real estate investment trusts ("REITs") and real estate operating companies. A REIT is a separately managed trust that makes investments in various real estate businesses. The equity securities invested in by the Fund generally will be securities of U.S. issuers that the Adviser considers to be undervalued and that have dividend yields that exceed the ten-year U.S. Treasury yield. The Adviser applies a proprietary REIT Multi-Factor Model to select securities that are considered undervalued based on cash flow yields and capital structure. The remainder of the Fund's assets will be invested in cash or short-term investments, debt securities or real estate operating companies' securities that pay little or no dividends. The Fund may invest in common stocks of issuers listed on a national securities exchange or traded in the over-the-counter market. Securities convertible into or exercisable for common stocks may include convertible debt securities (such as bonds, debentures and notes), preferred stocks, options, warrants and rights. In certain instances, a security of one issuer may be convertible into or exercisable or exchangeable for securities of a different issuer. Although certain securities in which the Fund may invest may be issued by well-known companies, others may be issued by less recognized and smaller companies.

The Fund may use leverage to execute its investment strategy. The Fund may use leverage, i.e., borrow money for investing, for the purpose of enhancing returns and meeting operating expenses and redemption requests while maintaining investment capacity. The Fund may borrow and, if so, will maintain varying levels of leverage depending on factors such as the price of the REIT security relative to the underlying real estate and the returns of the REIT security relative to the interest expense of the Fund. Notwithstanding this expectation, the Fund will not use leverage, or will use leverage to a lesser extent, if the Adviser anticipates that leveraged assets in the Fund would result in lower return to shareholders. The Adviser may take short positions in real estate operating companies, REITs, and REIT and other real estate company indices.

Investment decisions will be made principally upon the basis of the application of the Adviser's proprietary multi-factor valuation model combined with in-depth industry and company specific research conducted by the Adviser. The Fund will seek to invest in companies that it believes are well managed, have excellent Fundamentals and are undervalued in relation to other securities in the same market sector. The Fund may take short positions in individual securities, index funds or index options when appropriate, in order to protect accumulated unrealized gains.

The Adviser may also purchase securities for which there is a limited liquid market, companies with limited operating histories and unrated securities. The types of securities in which the Fund may invest, the strategies it may employ and risks associated with such investments and strategies are described below.

Real Estate Companies. For purposes of the Fund's investment policies, a company principally engaged in the real estate industry is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or has at least 50% of its assets in such real estate businesses. Under normal circumstances, the Fund will invest substantially all of its assets in the equity securities of real estate companies. These equity securities can consist of common stocks (including REIT shares), rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in the Adviser's view, a significant element of the securities' value, and preferred stocks.

REITs. The Fund may invest without limit in shares of REITs. REITs pool investors' funds for investment primarily in income-producing real estate or real estate related loans or interests. A REIT is not taxed on income or net capital gains distributed to shareholders if, among other things, it distributes to its shareholders substantially all of its taxable income for each taxable year. As a result, REITs tend to pay relatively higher dividends than other types of companies, and the Fund intends to use these REIT dividends in an effort to meet the current income goal of its investment objective.

Types of REITs. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. The Fund invests primarily in equity REITs.

o Equity REITs. The Fund's investment portfolio includes shares of equity REITs, which are companies that invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by investing in and selling properties that have appreciated in value.

o Mortgage REITs and Hybrid REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

Real estate operating companies. The Fund may invest in real estate operating companies ("REOCs"), which are publicly traded real estate companies that have not elected to be taxed as REITs. The three primary reasons for not making that election are: (a) a REOC may carry forward net operating losses; (b) a REOC may operate lines of businesses that generate income and would not qualify as a business that a REIT may operate and retain its tax status; and (c) a REOC may retain and reinvest its earnings whereas a REIT must distribute substantially all of its taxable income every year to retain its tax status.

                                  RISKS FACTORS

The Fund expects to invest primarily in common stocks and other equity securities issued by real estate companies. The main risk is that the value of the stocks the Fund holds might decline as a result of the performance of individual stocks, a decline in the stock market in general or a general decline in real estate markets. An investment in the Fund is not guaranteed, and you may lose money by investing in the Fund. The Fund is not a complete investment program. It has been designed to provide exposure to securities of real estate companies and is typically used in conjunction with a variety of other investments to provide investors with a full and appropriate asset allocation. The value of your investment will go up and down, which means you could lose money when you sell your shares. There are risks involved with any investment, but the principal risks associated with an investment in the Fund include:

Real estate market and REIT risk. The real estate industry is particularly sensitive to economic downturns. REIT prices may drop because of the failure of borrowers to pay their loans, a dividend cut, a disruption to the real estate investment sales market, changes in federal or state taxation policies affecting REITs and poor management. Other risks that can adversely affect the value of securities in the real estate industry include: extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants and changes in interest rates.

Small Companies. Small companies may have limited operating histories. There may be less trading volume in a smaller company's stock, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Historically, however, the significant amount of dividend income provided by REITs has tended to lessen this impact.

Leverage risk. The amount of borrowings and the rates at which the Fund can borrow in particular, will affect the performance of the Fund. Leveraging the Fund exaggerates changes in the value and in the yield on the Fund's portfolio. This may result in greater volatility of the net asset value of the shares. To the extent the income or capital appreciation derived from securities purchased with monies received from leverage is not sufficient to cover the cost of leverage, the Fund's return would be lower than if leverage had not been used.

The Fund could lose more than the amount it invests. The Fund expects to borrow pursuant to a secured line of credit under which loans will be payable on demand by the lender and can be prepaid by the Fund at any time, without penalty. If the securities pledged to the Fund's lender decline in value, or if the lender determines that additional collateral is required for any other reason, the Fund could be required to repay the loans, provide additional collateral or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden drop in the value of the Fund's assets, the Fund might not be able to liquidate assets quickly enough to pay off its debt. The Fund will not use leverage if the Adviser anticipates that leveraged assets would result in a lower return to shareholders than the Fund could obtain over time without leverage.

Short sales risk. The Fund may engage in short sales. To effect a short sale, the Fund's brokerage firm borrows the security to make delivery to the buyer. When the short position is closed, the Fund is obligated to deliver that security by purchasing it at the market price. Short sales may occur if the Adviser determines an event is likely to have a downward impact on the market price of a company's securities. In addition, short positions may be taken if in the opinion of the Adviser such positions will reduce the risk inherent in taking or holding long positions. The extent to which the Fund engages in short sales will depend upon its investment strategy and perception of market direction. Such practices can, in certain circumstances, substantially increase the impact of adverse price movements on the Fund's portfolio. A short sale of a security involves the risk of a theoretically unlimited increase in the market price of the security, which could result in an inability to cover the short position or a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

Stock market risk. Stock prices in general rise and fall as a result of investors' perceptions of the market as a whole. If the stock market drops in value, the value of the Fund's portfolio investments is also likely to decrease in value. The increase or decrease in the value of the Fund's investments, in percentage terms, may be more or less than the increase or decrease in the value of the market.

Non-diversification risk. The Fund is "non-diversified" and takes larger positions in a smaller number of issuers than a diversified Fund. The change in the value of a single stock in the Fund's portfolio may have a greater impact on the Fund's net asset value than it would on a diversified Fund. The Fund's share price may fluctuate more than the share price of a comparable diversified Fund.

Other Investment Strategies

To achieve its investment objective, the Fund can also use the investment techniques and strategies described below. The following investment strategies are not considered principal investment strategies, and the Fund might not always use all of them. These techniques have risks, although some are designed to help reduce overall investment or market risks.

Other Securities. While the Fund emphasizes investments in common stocks, it can also buy other equity securities, such as preferred stocks, warrants, junk bonds and securities convertible into common stocks (which may be subject to credit risks and interest rate risks). The Adviser considers some convertible securities to be "equity equivalents" because of the conversion feature and in that case their rating has less impact on the Adviser's investment decision than in the case of other debt securities.

Illiquid and Restricted Securities. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under federal securities laws before they can be sold publicly. The Fund will not invest more than 15% of its net assets in illiquid or restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Adviser monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Derivative Investments. The Fund can invest in a number of different kinds of "derivative" investments. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. In the broadest sense, options, futures contracts, and other hedging instruments the Fund might use may be considered "derivative" investments. In addition to using derivatives for hedging, the Fund might use other derivative investments because they offer the potential for increased value. The Fund currently does not expect to use derivatives to a significant degree and is not required to use them in seeking its objective.

Temporary Defensive and Interim Investments. In times of adverse market, economic, political or other conditions, the Fund may invest up to 100% of its assets in temporary defensive investments that are inconsistent with the Fund's principal investment strategies. If the Fund does so, the Fund may not achieve its investment objective. Cash equivalent investments that may be purchased by the Fund include short-term, high-quality debt securities, money market instruments, bills, notes and bonds that are issued, sponsored or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. Government Securities"), commercial paper or floating rate debt instruments. Cash equivalent securities other than U.S. Government Securities purchased by the Fund must have received one of the two highest credit ratings from a nationally recognized statistical rating organization or be of comparable quality, as determined by the Adviser. The Fund may also purchase shares of money market mutual Funds or interests in collective accounts maintained by banks or financial institutions which hold the types of securities described above. In addition, cash not invested in equity securities may be invested in fixed income securities ("Bonds") pending investment in equity securities, as well as to maintain liquidity. Bonds and money market securities, while generally less volatile than equity securities, are subject to interest rate and credit risks.

Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund may have a high portfolio turnover rate of over 100% annually, although the Adviser anticipates that portfolio turnover will be less than 100%. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund. If the Fund realizes capital gains when it sells its portfolio investments, it must generally pay those gains out to the shareholders, increasing their taxable distributions.

                           ADDITIONAL RISK INFORMATION

Interest Rate Risk. The value of bonds generally can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of the Fund's investments in bonds will fall. Because interest rate risk is the primary risk presented by U.S. Government Securities and other very high quality bonds, changes in interest rates may actually have a larger effect on the value of those bonds than on lower quality bonds.

Credit Risk. Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality bonds are subject to some credit risk. However, credit risk is higher for lower quality bonds. Low quality bonds involve high credit risk and are considered speculative.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Company's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.

                                   MANAGEMENT

The Company - The Company was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and is commonly known as a "mutual fund." The Company has retained the Adviser to manage all aspects of the investments of the Fund.

Investment Adviser - Real Estate Management Services Group, LLC serves as the Adviser for the Fund pursuant to an investment advisory agreement with the Company. The Adviser also served as the investment adviser to the Predecessor Fund prior to its reorganization into the Fund. The principal office of the Adviser is 1100 Fifth Avenue South, Suite 301, Naples, Florida 34102. The Adviser was organized in May, 2002 as a limited liability corporation in the state of Florida. Prior to its formation as an independent adviser, the Adviser operated as a division of Beach Investment Counsel ("BIC") from May 2000 to May 2002. All assets, accounts and personnel of the REMS division of BIC transferred to the Adviser. Prior to May 2000, Edward Turville, Managing Director and a principal of the Adviser, was a partner at Dalton, Greiner, Hartman, Maher & Company ("DGHM") where he oversaw its public real estate investments and developed its REIT product in 1997. As of October 31, 2005, the Adviser had approximately $612 million in assets under management.

The Adviser, subject to the general supervision of the Board of Directors of the Company, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for all purchases and sales of, portfolio securities and maintains related records. Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00% of the average daily net assets of the Fund. For the fiscal period ended June 30, 2005 the Adviser received fees from the Predecessor Fund at the annual rate of 1.00%.

Prior to the reorganization, the Predecessor Fund also had an "investment manager," Hillview Capital Advisors, LLC (the "Manager"). The Manager was responsible for managing the Predecessor Fund's business affairs. For its services, the Manager was entitled to receive an annual fee of 0.25% of the Predecessor Fund's average daily net assets.

In the interest of limiting the expenses of the Fund's shares, the Adviser has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees until November 25, 2006 so that the ratio of total annual operating expenses for the Fund's shares will not exceed 1.50% of average net assets. This limit does not apply to brokerage commissions, taxes, interest, short-sale dividends, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Adviser will be entitled to reimbursement of any fees waived. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived by the Adviser to the Fund (or the Predecessor Fund) during any of the previous three (3) years, less any reimbursement previously paid by the Fund (or the Predecessor Fund) to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund (or the Predecessor Fund). The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors of the Company.

Portfolio Manager - Edward W. Turville, CFA, serves as the Portfolio Manager of the Fund. Mr. Turville also served as the Portfolio Manager of the Predecessor Fund prior to the reorganization. Mr. Turville has been Managing Director and Senior Portfolio Manager of the Adviser since its inception in May 2002. Mr. Turville has managed over $400 million in real estate and REIT investments for the past 7 years and conducted research related to publicly traded real estate securities since 1970. As a partner at DGHM, Mr. Turville created the DGHM REMS REIT product in 1997 and served as its portfolio manager from 1997 to 2000. From May 2000 to May 2002, Mr. Turville served as BIC's Managing Director and Senior Portfolio Manager of the REMS REIT product.

The Statement of Additional Information provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of shares of the Fund.

                             SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined and shares are priced as of the close of trading on the New York Stock Exchange (the "NYSE") (generally, 4:00 p.m. Eastern time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets, subtracting any liabilities, and then dividing by the total number of shares outstanding. Shares are bought at the public offering price per share next determined after a request has been received in proper form. The public offering price of the Fund's shares is equal to the net asset value. Shares held by you are sold or exchanged at the net asset value per share next determined after a request has been received in proper form, minus any redemption fee (if applicable). Any request received in proper form before the Valuation Time will be processed the same business day. Any request received in proper form after the Valuation Time will be processed the next business day. The Fund's securities are valued at current market prices. investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Generally, trading in corporate bonds, U. S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

The Company has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security. Since most of the Fund's investments are in U. S. equity securities traded on U. S. securities exchanges, it is anticipated that the use of fair value pricing will be limited.

When the Company uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Company's policy is intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Company's procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

                                PURCHASING SHARES

You may purchase shares of the Fund directly from First Dominion Capital Corp. (the "Distributor") or through brokers or dealers who are authorized by the Distributor to sell shares of the Fund. Shares of the Fund are also offered through financial supermarkets, advisers and consultants and other investment professionals. There are no sales charges in connection with purchasing shares of the Fund. Investment professionals who offer shares may require the payment of fees from their individual clients. If you invest through a third party, the policies and fees may be different from those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Share Transactions - You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting any broker authorized by the Distributor to sell shares of the Fund, by contacting the Fund at (800) 527-9525 or by contacting Fund Services, Inc. (the "Transfer Agent"), the Fund's transfer and dividend disbursing agent, at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. Brokers may charge transaction fees for the purchase or sale of the Fund's shares, depending on your arrangement with the broker.

Customer Identification Program - Federal regulations require that the Company obtain certain personal information about you when opening a new account. As a result, the Company must obtain the following information for each person that opens a new account:

o     Name;

o     Date of birth (for individuals);

o Residential or business street address (although post office boxes are still permitted for mailing); and

o Social Security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Company may restrict your ability to purchase additional shares until your identity is verified. The Company also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Minimum Investments - The minimum initial investment for shares of the Fund is $50,000. Subsequent investments must be in amounts of $5,000 or more. The Company may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Company may also change or waive policies concerning minimum investment amounts at any time. The Company retains the right to refuse to accept an order.

By Mail - For initial purchases, the account application, which accompanies this prospectus, should be completed, signed and mailed to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 together with your check payable to the Fund. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

By Wire - You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Company at
(800) 527-9525 or the Transfer Agent at (800) 628-4077 to advise the Company of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This account application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

General - The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

                                REDEEMING SHARES

You may redeem shares of the Fund at any time and in any amount by mail. For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be considered in "proper order." The Transfer Agent will promptly notify you if your redemption request is not in proper order. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions. The Company's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order. Payment of redemption proceeds will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

A 2.00% redemption fee shall be imposed on any shares redeemed within 7 days of their initial purchase. This redemption fee shall apply to all shareholders and accounts, but shall only apply to shares purchased after November 25, 2005. The redemption fee shall not apply towards shares purchased with the reinvestment of dividends nor shall it apply to exchanges between the various funds of the Company. The redemption fee shall equal 2.00% of the redemption proceeds. In determining the amount of any redemption fee, the shares having been held the longest in the account shall be considered redeemed first. Redemption fees shall be retained by the Fund. This redemption fee is meant to prevent short-term trading in the Fund and to offset any transaction and other costs associated with short-term trading.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming the shares and to eliminate the need for backup withholding.

By Mail - Redemption requests must be in writing and must be signed by the shareholder(s) named on the account. To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. If you wish to redeem shares of the Fund valued at $25,000 or more, each signature must be guaranteed. Certain other written requests to redeem shares may also require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

By Wire - If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

                             ADDITIONAL INFORMATION

Signature Guarantees - To help protect you and the Company from fraud, signature guarantees are required for: (i) all redemptions ordered by mail if you require that the check be made payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (ii) all requests to transfer the registration of shares to another owner; (iii) all authorizations to establish or change telephone redemption service, other than through your initial account application; and (iv) all redemptions of Fund shares which are valued at $25,000 or more.

In the case of redemption by mail, signature guarantees must appear on either:
(i) the written request for redemption; or (ii) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (i) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(ii) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (iii) trust companies; (iv) firms which are members of a domestic stock exchange; (v) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (vi) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form - Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts - Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year (billed quarterly) from your account or may redeem the shares in your account if it has a value of less than the required minimum investment. If you bring your account balance up to the required minimum no account fee or involuntary redemption will occur. The Company will not close your account if it falls below the required minimum solely because of a market decline. The Company reserves the right to waive this fee.

Exchange Privileges - You may exchange all or a portion of your shares in the Fund for the shares of the same class of certain other funds of the Company having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction.

Frequent Purchases and Sales of Fund Shares - Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the Fund's portfolio by its Portfolio Manager, increase portfolio transaction costs, and have a negative effect on the Fund's long term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the Portfolio Manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund's investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund's performance.

If the Fund invests in certain smaller capitalization companies that are, among other things, thinly traded, traded infrequently, or relatively illiquid, there is the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. To the extent that the Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

Because of the potential harm to the Fund and its long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of a redemption fee on shares held for 7 days or less and by the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional exchanges or purchases of Fund shares by shareholders who are believed by the Adviser to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Adviser identifies as market timing, the Adviser will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Adviser believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity. The policies and procedures will be applied uniformly to all shareholders and the Fund will not accommodate market timers.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect frequent share trading activity through omnibus accounts is very limited and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

The Fund's policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Fund's Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund's performance, and its long term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes.

Modification or Termination - Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of the Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

How to Transfer Shares - If you wish to transfer shares to another owner, send a written request to the Transfer Agent. Your request should include (i) the name of the Fund and existing account registration; (ii) signature(s) of the registered owner(s); (iii) the new account registration, address, taxpayer identification number and how dividends and capital gains are to be distributed;
(iv) any stock certificates which have been issued for the shares being transferred; (v) signature guarantees (See "Signature Guarantees"); and (vi) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports - Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

Shareholder Communications - The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

                             DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions - The Fund normally declares and pays all of its net investment income as dividends quarterly and distributes any net realized capital gains annually.

Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." To avoid buying a dividend, check the Fund's distribution schedule before you invest.

Taxes - In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. However, if the Fund's distributions exceed its net income and gain, which sometimes can occur because REITs distributions often include a non-taxable return of capital, that excess will generally result in a non-taxable return of capital to you. Recent changes to the Internal Revenue Code have lowered the tax rates applicable to certain long-term capital gains received by individuals, estates and trusts. Dividends received from REITs will generally not be considered as "qualifying dividends" and thus will not qualify for this reduced tax rate. In additions, dividends received from REITs will generally not be considered as "qualifying dividends" for purposes of the dividends-received deduction applicable to shareholders that are corporations.

Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December. However, REITs often do not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of this delay, it may be necessary for the Fund to request permission to extend the deadline for the issuance of its Form 1099-DIV beyond January 31. Therefore, Form 1099-DIV would not be available until the end of February.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable. Non-U. S. investors may be subject to U. S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 28% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the Internal Revenue Service (the "IRS") has notified you that you are subject to backup withholding and instructs the Fund to do so.

                              FINANCIAL HIGHLIGHTS

The Fund commenced operations as a separate portfolio of the Hillview Investment Trust, II. On November 25, 2005, the Predecessor Fund was reorganized as a new portfolio of the Company. The financial highlights table is intended to help you understand the Predecessor Fund's financial performance for the period of the Fund's (and the Predecessor Fund's) operations. Please note that the financial highlights information in the following tables represents the financial highlights of the Predecessor Fund through June 30, 2005. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in shares of the Predecessor Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the periods June 30, 2005 and 2004 were audited by Deloitte & Touche LLP, whose unqualified report thereon, along with the Predecessor Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. The information derived from the Predecessor Fund's financial statements for the period from December 16, 2002 through June 30, 2003, was audited by the Predecessor Fund's former independent accountants. Additional performance information for the Predecessor Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

For a share outstanding throughout each period
[GRAPHIC OMITTED]
                                      For the        For the
                                      Fiscal Year    Fiscal Year   December
                                                                   16, 2002*
                                      Ended          Ended         through
                                      June 30, 2005  June 30, 2004 June 30, 2003
                                      -------------  ------------- -------------

Per Share Operating Performance
Net asset value, beginning of period          $14.14     $12.75     $12.00
Net investment income(1)                        0.31       0.18       0.23
Net realized and unrealized gain on
  investments, foreign currency
  transactions, and securities sold short       2.34       2.08       0.76

Net increase in net assets
   resulting from operations                    2.65      2.26        0.99

Dividends and distributions
    to shareholders from:
Net investment income                          (0.35)  (0.29)       (0.24)
Net realized capital gains                     (0.70)  (0.39)          --
Return of capital                              (0.24)  (0.19)          --

Total dividends and
    distributions to shareholders              (1.29)   (0.87)       (0.24)

Net asset value, end of period                 $15.50    $14.14    $12.75
Total return(2)                                 19.26%    18.07%   8.37%(3)

Ratios/Supplemental Data
Net assets, end of period (000's omitted)       $42,974  $24,550    $22,396
Ratio of net expenses to average net assets(1)     2.73%    3.26%    2.88%(4)
Ratio of gross expenses to average net assets 3.29% 3.42% 3.65%(4) Ratio of net investment income to
  average net assets(1)                            1.35%    1.30%    3.42%(4)
Portfolio turnover rate                              45%      84%      27%(3)

*     Commencement of operations.
(1)   Includes effects of waivers and reimbursements.
(2) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions.
(3)   Not annualized.
(4)   Annualized

                                 GRAPHIC OMITTED


                              THE WORLD FUNDS, INC.
                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235
                                 (800) 527-9525


                       STATEMENT OF ADDITIONAL INFORMATION

                    REMS Real Estate Value Opportunity Fund
                                November 25, 2005


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus of the REMS Real Estate Value Opportunity Fund (the "Fund") dated November 25, 2005, as may be supplemented or revised from time to time. You may obtain the prospectus of the Fund, free of charge, by writing to The World Funds, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by calling (800) 527-9525.

The Fund commenced operations on December 16, 2002 as the REMS Real Estate Value Opportunity Fund, a separate portfolio (the "Predecessor Fund") of the Hillview Investment Trust, II. On November 25, 2005, the Predecessor Fund was reorganized as a new portfolio of the Company.

The Predecessor Fund's audited financial statements and notes thereto for the year ended June 30, 2005 and the unqualified report of the Predecessor Fund's independent registered public accounting firm, on such financial statements are included in the Predecessor Fund's Annual Report to Shareholders for the year ended June 30, 2005 (the "Annual Report") and are incorporated into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report, free of charge, by writing to the Fund, at the Company's website theworldfunds.com or by calling (800) 527-9525.

                                TABLE OF CONTENTS


                                                                      PAGE
                                                                      ----

GENERAL INFORMATION......................................................1
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS......................1
INVESTMENT OBJECTIVE.....................................................1
STRATEGIES AND RISKS.....................................................1
INVESTMENT PROGRAMS......................................................1
INVESTMENT RESTRICTIONS.................................................13
DISCLOSURE OF THE FUND'S PORTFOLIO SECURITIES...........................14
MANAGEMENT OF THE COMPANY...............................................16
PRINCIPAL SECURITIES HOLDERS............................................24
INVESTMENT ADVISER AND ADVISORY AGREEMENT...............................24
MANAGEMENT-RELATED SERVICES.............................................27
PORTFOLIO TRANSACTIONS..................................................28
CAPITAL STOCK AND DIVIDENDS.............................................29
ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES........................30
SPECIAL SHAREHOLDER SERVICES............................................31
TAX STATUS..............................................................32
INVESTMENT PERFORMANCE..................................................34
FINANCIAL INFORMATION...................................................37
PROXY AND CORPORATE ACTION VOTING POLICIES AND PROCEDURES.......APPENDIX A

                               GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund." This SAI relates to the prospectus for the shares of the REMS Real Estate Value Opportunity Fund (the "Fund"). The Fund is a separate investment portfolio or series of the Company. The Fund is a "non-diversified" series as that term is defined in the 1940 Act. The Fund commenced operations on December 22, 2002 as a separate portfolio of the Hillview Investment Trust II (the "Predecessor Fund"). On November 25, 2005, the Predecessor Fund was reorganized as a new portfolio of the Company. References in this SAI are to the Predecessor Fund's current name. In addition, certain of the financial information contained in this SAI is that of the Predecessor Fund.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objective and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, a "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval; except that, the Company will give its investors at least sixty (60) days prior written notice of any change with respect to its policy of investing, under normal market conditions, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies principally engaged in the real estate industry and other real estate related investments. These include securities issued by real estate investment trusts ("REITs") and real estate operating companies. A REIT is a separately managed trust that makes investments in various real estate businesses. For purposes of the Fund's investment policies, a company principally engaged in the real estate industry is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or has at least 50% of its assets in such real estate businesses.

                              INVESTMENT OBJECTIVE

The Fund's investment objective is long-term growth of capital and current income. All investments entail some market and other risks. For instance, there is no assurance that the Fund will achieve its investment objective. You should not rely on an investment in the Fund as a complete investment program.

                              STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment programs described below.

                               INVESTMENT PROGRAMS

The Fund does not invest in real estate directly. The securities in which the Fund invests will normally be diversified as to geographic region and property type. The Fund may hold as few as twenty long positions and the Fund's investment adviser may take short positions in REITs or REIT indices. The equity securities generally will be U.S. issuers that are considered by the Fund's investment adviser to be undervalued and have dividend yields that exceed the 10-year U.S. Treasury yield.

Equity Securities - Equity securities include common stocks, most preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depositary receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed income features, like a bond, but is actually equity in a company, like common stock. Depositary receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that the Fund may experience a substantial or complete loss on an individual equity investment.

Convertible Securities - A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of non-convertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities but rank senior to common stock in a corporation's capital structure.

The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which may be less than the ultimate conversion value.

Many convertible securities are rated below investment grade by a nationally recognized statistical rating organization ("NRSRO") or, if unrated, are considered by an investment adviser to be of comparable quality. Securities rated below investment grade are more commonly referred to as "junk bonds."

Warrants - Warrants are securities permitting, but not obligating, holders to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Smaller and Mid-Sized Companies - The Fund may invest in securities issued by small- and mid-capitalization companies. Investments in securities of companies with smaller revenues and market capitalizations present greater risks than investments in securities of larger, more established companies. Small- and mid-capitalization companies can be more volatile in price than larger capitalization companies due generally to the lower degree of liquidity in the markets for such securities, and the greater sensitivity of small- and mid-capitalization companies to changes in, or failure of, management, and to other changes in competitive, business, industry and economic conditions, including risks associated with limited product lines, markets, management depth, or financial resources. In addition, some of the companies in which the Fund may invest may be in the early stages of development and have limited operating histories. There may be less publicly available information about small or early stage companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers' underlying earnings potential or assets.

Illiquid Securities - The investment adviser will not invest more than 15% of its portion of the Fund's portfolio in securities that may be considered illiquid, by virtue of the absence of a readily available market, legal or contractual restrictions on resale, longer maturities, or other factors limiting the marketability of the security. Generally, an illiquid security is any security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the security. This policy does not apply to the acquisition of restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 or commercial paper issued privately under section 4(2) of that act, when such investments are considered to be liquid by the investment adviser.

Cash and Cash Equivalents - The cash equivalent investments that may be purchased by the Fund include money market instruments such as bills, notes and bonds that are issued, sponsored or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). The Fund may also purchase short-term, high quality debt securities such as time deposits, certificates of deposit or bankers' acceptances issued by commercial banks or savings and loan associations, and may buy commercial paper or floating rate debt instruments. Cash equivalent securities other than U.S. Government Securities must have received one of the two highest ratings from an NRSRO or be of comparable quality, as determined by the investment adviser. The Fund may also purchase shares of money market mutual funds or interests in collective accounts maintained by banks or financial institutions, which hold the types of securities described above.

Fixed Income Securities - Cash not invested in equity securities may be invested in fixed income securities pending investment in equity securities, as well as to maintain liquidity. Fixed income securities are debt obligations, including notes, debentures, and similar instruments and securities and money market instruments. Mortgage and asset-backed securities are types of fixed income securities, and certain types of income-producing, non-convertible preferred stocks may be treated as debt securities for investment purposes. Fixed income securities generally are used by corporations and governments to borrow money from investors. The issuer pays the investor a fixed rate of interest and normally must repay the amount borrowed on or before maturity. Many preferred stocks and some bonds are "perpetual" in that they have no maturity date.

Fixed income securities are subject to interest rate risk and credit risk. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of the Fund's investments in fixed income securities. In general, fixed income securities having longer durations are more sensitive to interest rate changes than are fixed income securities with shorter durations. Credit risk is the risk that an issuer may be unable or unwilling to repay interest and/or principal on the fixed income security. Credit risk can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

Repurchase Agreements - Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through the regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income. Repurchase agreements involving obligations other than U.S. Government Securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition of collateral. The Fund intends to enter into repurchase agreements only with counterparties believed by the investment adviser to present minimal credit risks.

Index Securities - The Fund may invest in index securities ("Index Securities"). Index Securities represent interests in a fixed portfolio of common stocks designed to track the price and dividend yield performance of a broad-based securities index, such as the NAREIT Index, but are traded on an exchange like shares of common stock. The value of Index Securities fluctuates in relation to changes in the value of the underlying portfolio of securities. However, the market price of Index Securities may not be equivalent to the pro rata value of the index it tracks. Index Securities are subject to the risks of an investment in a broadly based portfolio of common stocks. Index Securities are considered investments in other investment companies.

Investment Companies - The Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund's shareholders indirectly bear the Fund's proportionate share of the fees and expenses paid by the shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the Fund's own operations.

Segregated Accounts - When the Fund enters into certain transactions that involve obligations to make future payments to third parties, it will maintain with an approved custodian in a segregated account or it will earmark cash or liquid securities, marked to market daily, in an amount at least equal to the Fund's obligation or commitment under such transactions. Segregated accounts may also be required in connection with certain transactions involving futures.

Temporary Investments - From time to time, the Fund may make temporary defensive positions that are inconsistent with its principal investment strategies. For temporary defensive purposes, the Fund may invest up to 100% of its total assets in short-term, liquid, high-grade debt securities. The Fund may assume a temporary defensive posture to respond to adverse market, economic, political, or other conditions. When the Fund maintains a temporary defensive position, it may not achieve its investment objective.

Real Estate Investment Trusts - REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT invests primarily in the fee ownership or leasehold of land and buildings and derives its income primarily from rental income. An equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. It is anticipated, although not required, that under normal circumstances a majority of the Real Estate Fund's investments in REITs will consist of equity REITs.

Since the Fund concentrates its assets in the real estate industry, your investment in the Fund will be closely linked to the performance of the real estate markets. REIT prices may drop because of the failure of borrowers to pay their loans, a dividend cut, a disruption to the real estate investment sales market, changes in federal or state taxation policies affecting REITs, and poor management. Other risks include extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants and changes in interest rates.

Real Estate Companies - For purposes of the Fund's investment policies, a company principally engaged in the real estate industry is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial or residential real estate or has at least 50% of its assets in such real estate businesses. Under normal circumstances, the Fund will invest substantially all of its assets in the equity securities of real estate companies. These equity securities can consist of common stocks (including REIT shares), rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in the investment adviser's view, a significant element of the securities' value, and preferred stocks.

Non-Diversification of Investments - The Fund is operated as a "non-diversified" portfolio. As a non-diversified investment company, the Fund may be subject to greater risks than a diversified company because of the possible fluctuation in the values of securities of fewer issuers. However, at the close of each fiscal quarter at least 50% of the value of the Fund's total assets will be represented by one or more of the following: (i) cash and cash items, including receivables;
(ii) U.S. government securities; (iii) securities of other regulated investment companies; and (iv) securities (other than U.S. government securities and securities of other regulated investment companies) of any one or more issuers which meet the following limitations: (a) the Fund will not invest more than 5% of its total assets in the securities of any such issuer and (b) the entire amount of the securities of such issuer owned by the Fund will not represent more than 10% of the outstanding voting securities of such issuer. Additionally, not more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer.

Borrowing for Leverage - The Fund has the ability to borrow from banks on a secured basis to invest the borrowed funds in portfolio securities. This speculative technique is known as "leverage." The Fund may borrow and, if so, will maintain varying levels of leverage depending on factors such as the price of the REIT security relative to the underlying real estate and the returns of the REIT security relative to the interest expense on the borrowing. The investment adviser anticipates that, under normal circumstances the Fund will have a level of leverage of 10% or more of its net assets a clear majority of the time. However, the Fund may have no leverage or less than 10% leverage for an extended period of time when the investment adviser believes that leverage or leverage of 10% or more is not in the best interest of the Fund. The Fund may borrow only from banks. Under current regulatory requirements, borrowings can be made only to the extent that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). If the value of the Fund's assets fails to meet this 300% asset coverage requirement, the Fund will reduce its bank debt within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

Leverage creates an opportunity for increased income and capital appreciation, but at the same time, it creates special risks. Leverage is a speculative technique in that it will increase the Fund's exposure to capital risk. Successful use of leverage depends on the investment adviser's ability to predict correctly interest rates and market movements, and there is no assurance that the use of a leveraging strategy will be successful during any period in which it is used.

The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If the Fund does borrow, its expenses will be greater than comparable mutual funds that do not borrow for leverage. Additionally, the Fund's net asset value per share might fluctuate more than that of other mutual funds that do not borrow.

To secure the Fund's obligation on these loans, the Fund will have to pledge portfolio securities in an amount deemed sufficient by the lender. Pledged securities will be held by the lender and will not be available for other purposes. The Fund will not be able to sell pledged securities until they are replaced by other collateral or released by the lender. Under some circumstances, this may prevent the investment adviser from engaging in portfolio transactions it considers desirable. The lender may increase the amount of collateral needed to cover a loan or demand repayment of a loan at any time. This may require the investment adviser to sell assets it would not otherwise choose to sell at that time.

To the extent the income or capital appreciation derived from securities purchased with Fund assets received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such Fund assets is not sufficient to cover the cost of leverage, the return on the Fund available for distribution to shareholders will be reduced and less than they would have been if no leverage had been used. Nevertheless, the investment adviser may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances.

Short Sales - The Fund may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that the investment adviser believes possess volatility characteristics similar to those being hedged. The Fund also may use short sales in an attempt to realize gain. To effect a short sale, the Fund's brokerage firm borrows the security to make delivery to the buyer. When the short position is closed, the Fund is obligated to deliver the "shorted" security by purchasing it at the market price at that time. No short sale will be effected which will, at the time of making such short sale transaction, cause the aggregate market value of all securities sold short to exceed 30% of the value of the Fund's net assets.

To secure the Fund's obligation to deliver any shorted security, it will leave the proceeds of the short sale with the selling broker and will also earmark or place in a segregated account, an amount of cash or liquid securities at least equal to the current market value of the security sold short, reduced by any amount deposited as margin. Depending on arrangements made with the broker or custodian, the Fund might not receive any payments (including interest) on collateral deposited with the broker or custodian.

If the price of a security sold short increases, the Fund may lose money on the short position. A short position for hedging purposes may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. The Fund will realize a gain on the security sold short if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of the loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale.

Securities Lending - To raise cash for liquidity purposes, the Fund can lend its portfolio securities to brokers, dealers and other types of financial institutions approved by the Fund's Board of Directors. There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day, the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finders', custodian and administrative fees in connection with these loans. The terms of the Fund's loans must meet applicable tests under the Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

Options and Futures - The Fund may invest in certain options, futures contracts (sometimes referred to as "futures") and options on futures contracts (collectively, "Financial Instruments") to attempt to enhance the Fund's income or yield or to attempt to hedge the Fund's investments.

Generally, the Fund may purchase and sell any type of Financial Instrument. However, as an operating policy, the Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured.

Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

The use of Financial Instruments is subject to applicable regulations of the U.
S. Securities and Exchange Commission (the "SEC"), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, the Fund's ability to use Financial Instruments may be limited by tax considerations. See "Taxes - Investments in Complex Securities."

In addition to the instruments, strategies and risks described below, the investment advisers and sub-advisers expect to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as an investment adviser or sub-adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The investment advisers and sub-advisers may utilize these opportunities to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations and applicable regulatory authorities. The Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Fund' Prospectuses and/or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectuses.

Special Risks - The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1) Successful use of most Financial Instruments depends upon the investment adviser's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

(2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

      Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

      Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

(3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because the adviser or sub-adviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either case, the Fund would have been in a better position had it not attempted to hedge at all.

(4) As described below, the Fund might be required to maintain assets as "cover," maintain accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

(5) The Fund' ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

Cover - Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, earmark or set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover in accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options - A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an over the counter ("OTC") option (an option not traded on exchanges), the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid and Restricted Investments."

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid and Restricted Investments."

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities - Options offer large amounts of leverage, which will result in the Fund's net asset value being more sensitive to changes in the value of the related instrument. The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and a counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund was unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expired or is exercised.

Options on Indices - Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices - The risks of investment in options on indices may be greater than the risk of investing in options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities that underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. As long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options - Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts and Options on Futures Contracts - The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund was unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to earmark or maintain cash or securities in a segregated account.

Risks of Futures Contracts and Options Thereon - The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or stock market trends by the investment adviser or sub-adviser may still not result in a successful transaction. The investment adviser or sub-adviser may be incorrect in its expectations as to the extent of various interest rate, currency exchange rate or stock market movements or the time span within which the movements take place.

Index Futures - The risk of imperfect correlation between movements in the price of an index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the Fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the Fund has sold index futures contracts to hedge against declines in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

Where index futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

To the extent that the Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

Portfolio Turnover - Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales. The Fund's investment adviser makes purchases and sales for the Fund's portfolio whenever necessary, in the investment adviser's opinion, to meet the Fund's objective. The investment adviser anticipates that the average annual portfolio turnover rate of the Fund will not exceed 100%.

For the last two fiscal years, the Predecessor Fund's portfolio turnover rate was as follows:

                                  Fiscal Year       Fiscal Year
                                  Ended June 30,    Ended June 30,
                                     2004               2005
                                  ----------     -----------------

                                      84%               45%

Other Investments - The Board of Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with the Fund's investment objective and that such investment would not violate the Fund's fundamental investment policies or restrictions.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions - The Fund has adopted the following fundamental investment restrictions. The fundamental investment restrictions cannot be changed without approval by the vote of a "majority of the outstanding voting securities" of the Fund.

As a matter of fundamental policy, the Fund will not:

  (1) issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes. This restriction does not prohibit the Fund from borrowing money subject to the provisions set forth in this SAI, or from entering into margin, collateral or escrow arrangements permitted by its other investment policies.

  (2) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

  (3) engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

  (4) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner. The Fund does not consider securities issued by companies which invest in real estate or interests therein, or securities directly or indirectly secured by real estate or interests therein to be investments in real estate.

  (5) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Non-Fundamental Policies and Restriction - In addition to the Fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus and elsewhere in the SAI, the Fund will be subject to the following investment restrictions. Theses restrictions are considered non-fundamental and may be changed by the Board of Directors without shareholder approval.

As a matter of non-fundamental policy, the Fund may not:

(1) invest more than 15% of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days.

(2) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange or as a result of reorganization, consolidation or merger (and except that the Fund will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act).

                  DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS

The Company maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Fund's shareholders. The Board of Directors reviews these policies and procedures on an annual basis. Compliance will be periodically assessed by the Board in connection with a report from the Company's Chief Compliance Officer. In addition, the Board has reviewed and approved the list below of entities that may receive portfolio holdings information prior to and more frequently than the public disclosure of such information (i.e., "non-standard disclosure"). The Board has also delegated authority to the Company's President and to senior management at the Company's administrator, Commonwealth Shareholder Services, Inc. ("CSS"), to provide such information in certain circumstances (see below). The Board is notified of, and reviews any requests for non-standard disclosure approved by the Company's President and/or senior management at CSS. CSS reports quarterly to the Board regarding the implementation of such policies and procedures.

The Company is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Company's annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the quarter in question. Form N-CSR must be filed with the SEC no later than ten
(10) calendar days after the Company transmits its annual or semi-annual report to its shareholders. Form N-Q must be filed with the SEC no later than sixty
(60) calendar days after the end of the applicable quarter.


The Company's service providers which have contracted to provide services to the Company and its funds, including, for example, the custodian and the Fund accountants, and which require portfolio holdings information in order to perform those service, may receive non-standard disclosure. Non-standard disclosure of portfolio holdings information may also be provided to a third-party when the Company has a legitimate business purpose for doing so. The Company has the following ongoing arrangements with certain third parties to provide the Fund's full portfolio holdings:

1. to the Company's auditors within sixty (60) days after the applicable fiscal period for use in providing audit opinions;

2. to financial printers within sixty (60) days after the applicable fiscal period for the purpose of preparing Company regulatory filings;

3. to rating agencies on a monthly basis for use in developing a rating for the Fund; and

4. to the Company's administrator, custodian, transfer agent and accounting services provider on a daily basis in connection with their providing services to the Fund.

The Company currently has no other arrangements for the provision of non-standard disclosure to any party or shareholder.

Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Fund's portfolio holdings, the Company will refer the third-party to the latest regulatory filing.

Non-standard disclosure of portfolio holdings may only be made pursuant to a written request that has been approved by the Board of Directors of the Company. The Board of Directors has authorized the President of the Company and senior management at CSS to consider and approve such written requests for non-standard disclosure; provided that, they promptly report any such approval to the Board of Directors of the Company.

All of the arrangements above are subject to the policies and procedures adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of a Company and its shareholders. There may be instances where the interests of the Company's shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Fund's investment adviser, any principal underwriter for the Company or an affiliated person of the Company (including such affiliated person's investment adviser or principal underwriter). In such situations, the conflict must be disclosed to the Board of Directors of the Company, and the Board must be afforded the opportunity to determine whether or not to allow such disclosure.

Affiliated persons of the Company who receive non-standard disclosure are subject to restrictions and limitations on the use and handling of such information pursuant to a Code of Ethics, including requirements to maintain the confidentiality of such information, pre-clear securities trades and report securities transactions activity, as applicable. Affiliated persons of the Company and third party service providers of the Company receiving such non-standard disclosure will be instructed that such information must be kept confidential and that no trading on such information should be allowed.

Neither the Company nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the non-standard disclosure of information about portfolio securities.

                            MANAGEMENT OF THE COMPANY

Directors and Officers - The Company is governed by a Board of Directors, which is responsible for protecting the interests of shareholders. The directors are experienced businesspersons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund and review performance. The names, addresses and ages of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and the principal underwriter, and officers of the Company, are noted with an asterisk(*).

-------------------------------------------------------------------
Name, Address and  Position(s)Number  Principal          Other
Age                held with  of      occupation held    directorships
                   Company    funds   during the last    by
                   and tenure in the  five (5) Years     directors
                              Company                    and
                              overseen                   number
                                                         of funds
                                                         in the
                                                         complex
                                                         overseen
-------------------------------------------------------------------
-------------------------------------------------------------------
Interested Directors:
-------------------------------------------------------------------
-------------------------------------------------------------------
* John Pasco, III  Chairman,     9    Mr. Pasco is       The
8730 Stony Point   Director           Treasurer and a    World
Parkway, Suite 205 and                Director of        Insurance
Richmond,          Treasurer          Commonwealth       Trust --
Virginia 23235     since              Shareholder        1 Fund;
(58)               May, 1997          Services, Inc.     and
                                      ("CSS"), the       Vontobel
                                      Company's          Funds,
                                      Administrator,     Inc.
                                      since 1985;
                                      President and
                                      Director of First
                                      Dominion Capital
                                      Corp. ("FDCC"),
                                      the Company's
                                      underwriter;
                                      President and
                                      Director of Fund
                                      Services, Inc.,
                                      the Company's
                                      Transfer and
                                      Disbursing Agent
                                      since 1987;
                                      President and
                                      Treasurer of
                                      Commonwealth
                                      Capital
                                      Management, Inc.
                                      since 1983 which
                                      also owns an
                                      interest in the
                                      investment
                                      adviser to the
                                      Third Millennium
                                      Russia Fund,
                                      another fund of
                                      the Company;
                                      President of
                                      Commonwealth
                                      Capital
                                      Management, LLC,
                                      the adviser to
                                      the Eastern
                                      European Equity
                                      Fund series and
                                      the GenomicsFund
                                      series of the
                                      Company;
                                      President and
                                      Director of
                                      Commonwealth Fund
                                      Accounting, Inc.,
                                      which provides
                                      bookkeeping
                                      services to the
                                      Company; and
                                      Chairman, Trustee
                                      and Treasurer of
                                      The World
                                      Insurance Trust,
                                      a registered
                                      investment
                                      company, since
                                      May, 2002; and
                                      Chairman,
                                      Director and
                                      Treasurer of
                                      Vontobel Funds,
                                      Inc., a
                                      registered
                                      investment
                                      company, since
                                      March, 1997. Mr.
                                      Pasco is also a
                                      certified public
                                      accountant.
-------------------------------------------------------------------

-------------------------------------------------------------------
Name, Address and  Position(s)Number  Principal          Other
Age                held with  of      occupation held    directorships
                   Company    funds   during the last    by
                   and tenure in the  five (5) Years     directors
                              Company                    and
                              overseen                   number
                                                         of funds
                                                         in the
                                                         complex
                                                         overseen
-------------------------------------------------------------------
-------------------------------------------------------------------
Non-Interested Directors:
-------------------------------------------------------------------
-------------------------------------------------------------------
Samuel Boyd, Jr.   Director      9    Mr. Boyd is        The
10808 Hob Nail     since              Manager of  the    World
Court              May, 1997          Customer Services  Insurance
Potomac, Maryland                     Operations and     Trust --
20854                                 Accounting         1 Fund;
(63)                                  Division of  the   Vontobel
                                      Potomac Electric   Funds,
                                      Power Company;     Inc.;
                                      since              Satuit
                                      August,1978;  a    Capital
                                      Trustee of The     Management
                                      World Insurance    Trust --
                                      Trust, a           1 Fund;
                                      registered         and
                                      investment         Janus
                                      company, since     Advisors
                                      May, 2002; a       Series
                                      Trustee of Satuit  Trust --
                                      Capital            2 Funds
                                      Management Trust,
                                      a registered
                                      investment
                                      company, since
                                      October, 2002; a
                                      Trustee of Janus
                                      Advisors Series
                                      Trust,  a
                                      registered
                                      investment
                                      company, since
                                      September, 2003;
                                      and Director of
                                      Vontobel Funds,
                                      Inc., a
                                      registered
                                      investment
                                      company, since
                                      March, 1997.  Mr.
                                      Boyd is also a
                                      certified public
                                      accountant.
-------------------------------------------------------------------
-------------------------------------------------------------------
William E. Poist   Director      9    Mr. Poist is a     The
5272 River Road    since              financial and tax  World
Bethesda,          May, 1997          consultant         Insurance
Maryland 20816                        through his firm   Trust --
(67)                                  Management Funds   1 Fund;
                                      Consulting for     Vontobel
                                      Professionals      Funds,
                                      since 1968; a      Inc.;
                                      Trustee of         and
                                      Satuit  Capital    Satuit
                                      Management Trust,  Capital
                                      a registered       Management
                                      investment         Trust --
                                      company, since     1 Fund
                                      November, 2003;
                                      and a Trustee of
                                      The World
                                      Insurance Trust,
                                      a registered
                                      investment
                                      company, since
                                      May,  2002; and
                                      Director of
                                      Vontobel Funds,
                                      Inc.,  a
                                      registered
                                      investment
                                      company, since
                                      March, 1997. Mr.
                                      Poist is also a
                                      certified public
                                      accountant.
-------------------------------------------------------------------

-------------------------------------------------------------------
Name, Address and  Position(s)Number  Principal          Other
Age                held with  of      occupation held    directorships
                   Company    funds   during the last    by
                   and tenure in the  five (5) Years     directors
                              Company                    and
                              overseen                   number
                                                         of funds
                                                         in the
                                                         complex
                                                         overseen
-------------------------------------------------------------------
-------------------------------------------------------------------
Non-Interested Directors (continued):
-------------------------------------------------------------------
-------------------------------------------------------------------
Paul M. Dickinson  Director      9    Mr. Dickinson is   The
8704 Berwickshire  since              President of       World
Drive              May, 1997          Alfred J.          Insurance
Richmond,                             Dickinson, Inc.    Trust --
Virginia 23229                        Realtors since     1 Fund;
(56)                                  April, 1971; a     Vontobel
                                      Trustee of Satuit  Funds,
                                      Capital            Inc.;
                                      Management Trust,  and
                                      a  registered      Satuit
                                      investment         Capital
                                      company, since     Management
                                      November,  2003;   Trust --
                                      Trustee of The     1 Fund
                                      World Insurance
                                      Trust,  a
                                      registered
                                      investment
                                      company, since
                                      May, 2002; and
                                      Director of
                                      Vontobel Funds,
                                      Inc., a
                                      registered
                                      investment
                                      company, since
                                      March, 1997.
-------------------------------------------------------------------
-------------------------------------------------------------------
Officers:
-------------------------------------------------------------------
-------------------------------------------------------------------
* Leland H. Faust  President  N/A     Mr. Faust is       N/A
One Montgomery     of the             President of CSI
Street             CSI                Capital
Suite 2525         Equity             Management, Inc.,
San Francisco,     Fund               a registered
California 94104   series             investment
(57)               since              adviser, since
                   October,           1978.  Mr. Faust
                   1997               is also a partner
                                      in the law firm
                                      Taylor & Faust
                                      since September,
                                      1975.

-------------------------------------------------------------------

-------------------------------------------------------------------
Name, Address and  Position(s)Number  Principal          Other
Age                held with  of      occupation held    directorships
                   Company    funds   during the last    by
                   and tenure in the  five (5) Years     directors
                              Company                    and
                              overseen                   number
                                                         of funds
                                                         in the
                                                         complex
                                                         overseen
-------------------------------------------------------------------
-------------------------------------------------------------------
Officers (continued):
-------------------------------------------------------------------
-------------------------------------------------------------------
* Stephen Goddard  Vice       NA      Mr. Goddard has    N/A
One James Center   President          been President
Suite 1501         of the             and principal
Richmond,          Company            shareholder of
Virginia 23219     and                The London
(43)               President          Company, a
                   of the             registered
                   New                investment
                   Market             adviser, since
                   Fund               its inception and
                   series             has  been the
                   since              portfolio manager
                   March,             of the New Market
                   2003               Fund series since
                                      its inception on
                                      October 1, 1998.
                                      Mr. Goddard is
                                      also a director
                                      and shareholder
                                      of Virginia
                                      Management
                                      Investment
                                      Corporation, a
                                      registered
                                      investment
                                      adviser. Mr.
                                      Goddard has
                                      sixteen years
                                      experience in
                                      senior portfolio
                                      management,
                                      security analysis
                                      and finance.
-------------------------------------------------------------------
-------------------------------------------------------------------
* John T. Connor,  Vice       N/A     Mr. Connor is      N/A
Jr.                President          President of
1185 Avenue of     of the             Third Millennium
the Americas,      Company            Investment
32nd Floor         and                Advisors, LLC, a
New York, New      President          registered
York 10036         of the             investment
(62)               Third              adviser, since
                   Millennium         April, 1998; and
                   Russia             Chairman of
                   Fund               ROSGAL Insurance
                   series             since 1993.
                   since
                   October,
                   1998
-------------------------------------------------------------------
-------------------------------------------------------------------
* Robert J.        Vice       N/A     Chairman,          N/A
Sullivan           President          President and
2608 Goldbug       of the             Treasurer of
Avenue             Company            Satuit Capital
Sullivan's         and                Management Trust,
Island, SC 29482   President          an open-end
(42)               of the             investment
                   GenomicsFund       management
                   series             company, since
                   since              December, 2000;
                           January, Managing Director
                   2003               and Investment
                                      Officer of Satuit
                                      Capital
                                      Management, LLC,
                                      a registered
                                      investment
                                      adviser, from
                                      June, 2000  to
                                      Present;
                                      Portfolio Manager
                                      and Senior Equity
                                      Analyst at
                                      Cadence  Capital
                                      Management, an
                                      institutional
                                      asset management
                                      firm, from1997 to
                                      2000.
-------------------------------------------------------------------

-------------------------------------------------------------------
Name, Address and  Position(s)Number  Principal          Other
Age                held with  of      occupation held    directorships
                   Company    funds   during the last    by
                   and tenure in the  five (5) Years     directors
                              Company                    and
                              overseen                   number
                                                         of funds
                                                         in the
                                                         complex
                                                         overseen
-------------------------------------------------------------------
-------------------------------------------------------------------
Officers (continued):
-------------------------------------------------------------------
-------------------------------------------------------------------
* Russell Platt    Vice       N/A     Mr. Platt is       N/A
518 17th Street    President          Chief Executive
Suite 1700         of the             Officer of Forum
Denver, Colorado   Company            Partners, an
80202              and                investment
                   President          management firm.
                   of the             Previously he was
                   Dividend           a Managing
                   Capital            Director of
                   Realty             Security Capital
                   Income             Research and
                   Fund               Management,
                   series             Inc.'s investment
                   since              management
                   December,          subsidiary Prior
                   2003               to joining
                                      Security Capital,
                                      Mr. Platt served as
                                      President-International
                                      of JER Partners, a
                                      real estate investment
                                      company, and prior
                                      to that, served from
                                      1982 to 1999 at
                                      Morgan Stanley.
-------------------------------------------------------------------
-------------------------------------------------------------------
* Gunter Faschang  Vice       N/A     Mr. Faschang       N/A
450 Park Avenue    President          began his career
New York, New      of the             in September 1995
York 10022         Company            as a registered
(31)               and                trader on the
                   President          floor of the
                   of the             Frankfurt
                   Eastern            Stock
                   European           Exchange with
                   Equity             Sputz AG and
                   Fund               Exco-Bierbaum.
                   series             In March 1997 he
                   since              joined
                   May, 2001          Investmentbank
                                      Austria, Vienna,
                                      as a Central European
                                      equity strategist.
                                      In January 1998 Mr.
                                      Faschang moved to Erste
                                      Bank, Vienna, as a
                                      Central European equity
                                      strategist and
                                      sector analyst for
                                      Russian oil stocks,
                                      with responsibility
                                      for organizing the
                                      Erste group's Central
                                      European research
                                      effort. In March 2000
                                      he was appointed
                                      manager of Erste-Sparinvest's
                                      Danubia
                                      Fund. In July 2001,
                                      Mr. Faschang joined
                                      Vontobel Asset Management
                                      AG as head of
                                      Eastern European
                                      equity management and
                                      research, and was at
                                      the same time
                                      appointed a Vice President
                                      of Vontobel
                                      Asset Management, a
                                      registered investment
                                      adviser.
-------------------------------------------------------------------

-------------------------------------------------------------------
Name, Address and  Position(s)Number  Principal          Other
Age                held with  of      occupation held    directorships
                   Company    funds   during the last    by
                   and tenure in the  five (5) Years     directors
                              Company                    and
                              overseen                   number
                                                         of funds
                                                         in the
                                                         complex
                                                         overseen
-------------------------------------------------------------------
-------------------------------------------------------------------
Officers (continued):
-------------------------------------------------------------------
-------------------------------------------------------------------
Peter L. Smith     Chief      N/A     Mr. Smith is       N/A
4834 Langdrum Lane Compliance         Director of
Chevy Chase,       Officer            Compliance for
Maryland 20815                        AmeriMutual Funds
(72)                                  Distributor, and
                                      Newfield Advisors,
                                      LLC, a registered
                                      broker dealer and a
                                      registered investment
                                      adviser, respectively,
                                      from 2003 to
                                      present; Senior
                                      Compliance Officer of
                                      Mutual Fund Services,
                                      FBR National Bank
                                      and Trust, from 2002
                                      to 2003; and Senior
                                      Vice President of
                                      Operations,
                                      Administration and
                                      Compliance for the
                                      Monument Funds,
                                      a registered investment
                                      company and Principal
                                      of Monument
                                      Distributors, Inc.,
                                      a registered
                                      broker-dealer from
                                      1998 to 2001.
-------------------------------------------------------------------


(1) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Pasco is an interested person because: (1) he is an officer of the Company; (2) he owns Commonwealth Capital Management, LLC, the adviser to the Eastern European Equity Fund, as well as the adviser to the GenomicsFund series of the Company; (3) he is an affiliate of another investment adviser that serves as the investment adviser to the Third Millennium Russia Fund series of the Company; (4) he owns First Dominion Capital Corp. ("FDCC"), the principal underwriter of the Company; and (5) he owns or controls several of the Company's service providers.

Each director holds office for an indefinite term and until the earlier of: the Company's next annual meeting of shareholders and the election and qualification of his successor; or until the date a director dies, resigns or is removed in accordance with the Company's Articles of Incorporation and By-laws. Each officer holds office at the pleasure of the Board of Directors and serves for a period of one year, or until his successor is duly elected and qualified.

The Company has a standing Audit Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The functions of the Audit Committee are to meet with the Company's independent auditors to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the independent auditors with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors. During its most recent fiscal year ended August 31, 2005, the Audit Committee met two times.

The Company has a standing Governance and Nominating Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Governance and Nominating Committee is responsible for the selection and nomination of candidates to serve as directors of the Company. Although the Governance and Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Company, in writing, at the address listed on the cover of this SAI. During its most recent fiscal year ended August 31, 2005, the Governance and Nominating Committee met two times.

The Company has a standing Pricing and Brokerage Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Pricing and Brokerage Committee, under procedures established by the Board, determines a price for a security held by a fund when there is no readily available market price for that security. The Pricing and Brokerage Committee reports its findings to the full Board on a quarterly basis, as necessary. During its most recent fiscal year ended August 31, 2005, the Pricing and Brokerage Committee met two times.

As of December 31, 2004, the directors beneficially owned the following dollar range of equity securities in the Fund as indicated below:

                                                        Aggregate Dollar
                                                        Range of Equity
                              Dollar Range of           Securities in All
                              Equity Securities in      Funds of the Company
Name of Director              the Fund                  Overseen by the Director
-----------------             --------------------      ------------------------

John Pasco, III                     None                      None
Samuel Boyd, Jr.                    None                      $10,001-$50,000
Paul Dickinson                      None                      $10,001-$50,000
William Poist                       None                      $10,001-$50,000

The Company does not compensate the directors and officers who are officers or employees of any investment adviser to a fund of the Company. The directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act, receive an annual retainer of $1,000 and a fee of $200 for each meeting of the directors which they attend in person or by telephone. Directors and officers are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for directors. For the fiscal year ended June 30, 2005, the directors received the following compensation from the
Company:

                             Aggregate
                             Compensation       Pension or
                             From the Fund      Retirement         Total
                             for Fiscal Year    Benefits           Compensation
Name and                     Ended June 30,     Accrued as Part    from the
Position Held                 2005(1)           of Fund Expenses   Company(2)
---------------------------   -------------     ----------------   -------------

John Pasco, III, Chairman      $-0-              N/A               $-0-
Samuel Boyd, Jr., Director     $-0-              N/A               $26,600
Paul M. Dickinson, Director    $-0-              N/A               $29,400
William E. Poist, Director     $-0-              N/A               $26,600

(1) This amount represents the aggregate amount of compensation paid to the directors by the Fund for service on the Board of Directors for the Predecessor Fund's fiscal year ended June 30, 2005. During such period, the Company's Board of Directors were not involved with, or compensated by, the Predecessor Fund.

(2) This amount represents the aggregate amount of compensation paid to the directors by all funds of the Company for the fiscal period ended June 30, 2005. The Company consisted of a total of eight funds as of June 30, 2005.

Approval of the Advisory Agreement - At a meeting of the Board of Directors held on October 26, 2005, the Board of Directors of the Company, including the directors of the Company who are not "interested persons" of the Company, as that term is defined in the 1940 Act (the "Independent Directors"), unanimously approved an investment advisory agreement (the "Advisory Agreement") between the Company, on behalf of the Fund, and Real Estate Management Services Group, LLC (the "Adviser").

With respect to the approval of the Advisory Agreement, the Board considered the following factors: (i) the terms and conditions of the Advisory Agreement, including the fact that the Advisory Agreement was substantially the same as the investment advisory agreement currently in place for the Predecessor Fund; (ii) the proposed fees, noting that they were the same as those currently in place for the Predecessor Fund; (iii) the fact that affiliates of the Company would provide administrative services, transfer agency and dividend disbursing services and underwriting services to the Fund, and any fees to be received by the affiliates under those arrangements; (iv) the nature, quality and extent of the services provided under the current investment advisory agreement with the Predecessor Fund and the representation that services under the Advisory Agreement would be the same; (v) information concerning the Adviser, including information on the qualifications and experience of the proposed portfolio manager and his investment management style; (vi) information on the profitability of the Adviser (vii) the code of ethics of the Adviser; and (viii) comparative industry data on the performance, fee levels and expense ratios of the Predecessor Fund and its competitors.

During the Board's consideration of the factors listed above, different directors gave different weight to different items. In general, the directors considered it to be significant that the proposed structure would assure a continuity of relationships to service the Fund because the principals of the Adviser were familiar with the Predecessor Fund, the Fund, its investment objectives and policies, its portfolio composition, and the Fund's policies regarding matters such as brokerage allocation, record-keeping systems, and other operational issues.

The Independent Directors discussed the Advisory Agreement with their independent counsel. After consideration of all of this information and such other items as they deemed appropriate, the Board concluded that the Advisory Agreement contained terms, including the provision for fees, that were fair and reasonable to the Fund. The directors, including a majority of the Independent Directors of the Company, unanimously approved the Advisory Agreement.

Sales Loads - The Fund currently only offers one class of shares. No front-end or deferred sales charges are applied to the purchase of shares. A 2.00% redemption fee shall be imposed on any shares redeemed within 7 days of their initial purchase. This redemption fee shall apply to all shareholders and accounts, but shall only apply to shares purchased after November 25, 2005. The redemption fee shall not apply towards shares purchased with the reinvestment of dividends nor shall it apply to exchanges between the various funds of the Company. The redemption fee shall equal 2.00% of the redemption proceeds. In determining the amount of any redemption fee, the shares having been held the longest in the account shall be considered redeemed first. Redemption fees shall be retained by the Fund. This redemption fee is meant to prevent short-term trading in the Fund and to offset any transaction and other costs associated with short-term trading.

Policies Concerning Personal Investment Activities - The Fund, the Adviser and FDCC have each adopted a Code of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

The Codes of Ethics are on file with, and can be reviewed and copied at the SEC Public Reference Room in Washington, D. C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

Proxy Voting Policies - The Company is required to disclose information concerning the Fund's proxy voting policies and procedures to shareholders. The Board of Directors has delegated to the Adviser the responsibility for decisions regarding proxy voting for securities held by the Fund. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Directors, and which are found in Appendix A. Any material changes to the proxy policies and procedures will be submitted to the Board of Directors for approval. Information regarding how the Predecessor Fund voted proxies relating to portfolio securities for the most recent 12-month period ending June 30, is available (1) without charge, upon request by calling 800-527-9525 and (2) on the SEC's website at http://www.sec.gov.

                          PRINCIPAL SECURITIES HOLDERS

Principal Holders. As of November 25, 2005, the following persons owned of record, or were known to own beneficially, 5% or more of the outstanding shares of the Fund:


Name and Address of Shareholder        Number of Shares       Percentage of Fund
-------------------------------        ----------------       ------------------
Independence Trust Company             335,369.968              12.17%
P. O. Box 682188
Franklin, TN 37068-2188

National Financial                     141,737.909               5.14%
FBO Our Customers
200 Liberty Street
One World Financial Center
New York, NY 10281

Charles Schwab                       1,372,763.550              49.81%
Special Account for the
Benefit of Customers
101 Montgomery Street
San Francisco, CA 94104

Newbridge & Co.                        183,738.219               6.67%
1900 Route 70
Manchester, NJ 08759

Management Ownership. As of November 25, 2005, the officers and directors as a group own less than 1% of the Fund.

                   INVESTMENT ADVISER AND ADVISORY AGREEMENT

Investment Adviser - Real Estate Management Services Group, LLC, 1100 Fifth Avenue South, Suite 301, Naples, Florida 34102, is the Fund's investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser was organized in May, 2002 as a limited liability corporation in the state of Florida. Mr. Edward Turville, managing director of the Adviser, and Beach Investment Counsel, Inc., a registered investment adviser, are control persons under the 1940 Act due to ownership interests of 50% and 30% respectively, of the Adviser.

The Adviser currently provides investment advisory services pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser, subject to the supervision of the directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the prospectus and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the directors such periodic or other reports as the directors may request. Pursuant to the terms of the Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

The Adviser has contractually agreed to waive or limit its fees until November 25, 2006, so that the ratio of total annual operating expenses of the Fund's shares is limited to 1.50%. This limit does not apply to brokerage commissions, taxes, interest, short-sale dividends, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Adviser will be entitled to reimbursement of fees waived. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived by the Adviser to the Fund (or the Predecessor Fund) during any of the previous three (3) years, less any reimbursement previously paid by the Fund (or the Predecessor Fund) to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund (or the Predecessor
Fund). The Adviser has agreed to pay the organizational expenses of the Fund (and the Predecessor Fund) subject to recoupment by the Adviser within the first three years of investment operations of the Fund (or the Predecessor Fund). Amounts subject to possible reimbursement as of June 30, 2005 were $43,857. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors of the Company.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00% on the average daily net assets of the Fund.

On November 25, 2005, the Predecessor Fund was reorganized into a new series of the Company (i.e., the Fund). Prior to the reorganization, the Adviser was the investment adviser to the Predecessor Fund. The Adviser became the investment adviser to the Predecessor Fund on December 16, 2002, when the Predecessor Fund's investment advisory agreement was approved by its initial shareholder. The Adviser received fees from the Predecessor Fund in the following amounts:

                                                                  Period from
                                                                  December 16,
                               Fiscal Year     Fiscal Year        2002
                               Ended           Ended              (commencement
                               June 30, 2005   June 30, 2004      of operations)
                                                                  through
  Fee                                                             June 30, 2003
---------------------------     ------------    -------------     -------------

  Gross Advisory Fees          $387,769             239,096       $91,312

  Waivers and                  $(48,900)           $(38,044)     $(61,476)
  Reimbursements

  Net Advisory Fees            $436,669             $201,052      $29,836

Investment Manager - Prior to the reorganization, the Predecessor Fund also had an "investment manager," Hillview Capital Advisors, LLC (the "Manager"). The Manager was responsible for managing the Predecessor Fund's business affairs. For its services, the Manager was entitled to receive an annual fee of 0.25% of the Predecessor Fund's average daily net assets. The Manager received fees from the Predecessor Fund in the following amounts:

                                                                  Period from
                                                                  December 16,
                               Fiscal Year     Fiscal Year        2002
                               Ended           Ended              (commencement
                               June 30, 2005   June 30, 2004      of operations)
                                                                  through
  Fee                                                             June 30, 2003
---------------------------     ------------    -------------     -------------

  Gross Management                  $96,942         59,774         $22,828
  Fees

  Waivers and                       $0                   0         $(9,287)
  Reimbursements

  Net Management Fees               96,942          $59,774        $13,541


Portfolio  Manager  - Mr.  Edward  W.  Turville,  CFA.  Mr.  Turville  has been
Managing Director and Senior Portfolio Manager of the Adviser since its inception in May 2002. Mr. Turville has managed over $400 million in real estate and REIT investments for the past 7 years and conducted research related to publicly traded real estate securities since 1970. As a partner at DGHM, Mr. Turville created the DGHM REMS REIT product in 1997 and served as its portfolio manager from 1997 to 2000. From May 2000 to May 2002, Mr. Turville served as BIC's Managing Director and Senior Portfolio Manager of the REMS REIT product.

Mr. Turville currently serves as the Sub-Adviser for one other registered investment company, the Wilmington Multi-Manager Real Estate Securities Fund, a series of shares offered by another open-end management investment company registered under the 1940 Act. As of June 30, 2005, the Wilmington Multi-Manager Real Estate Securities Fund had total net assets of $17,051,239. The fees received for managing this other mutual fund are not based upon the performance of the fund.

As of June 30, 2005, Mr. Turville also served as the manager of thirty-six (36) other private accounts with total assets under management of approximately $545 million. The fees received for managing these other accounts are not based upon the performance of the account. Mr. Turville does not currently serve as the Portfolio Manager for any pooled investment vehicles.

The Adviser does not believe that any material conflicts exist between Mr. Turville's portfolio management of the Fund and his management of the Wilmington Multi-Manager Real Estate Securities Fund. The Wilmington Multi-Manager Real Estate Securities Fund and the Fund have substantially the different investment objectives, strategies and policies. In addition, the investment portfolios of the Wilmington Multi-Manager Real Estate Securities Fund and the Fund are substantially different. The Adviser believes that the allocation of investment opportunities is not an issue between these two entities because investment opportunities are allocated based upon which entity has the assets available to purchase such securities. In addition, the securities purchased for these two entities have significant market capitalizations and the purchases have been small when compared with the trading volume of these securities. Also, the investment advisory fee for each entity is the same and neither charges a performance based fee, so there is no incentive to favor one entity over the other.

The Adviser also does not believe that any material conflicts exist between Mr. Turville's portfolio management of the Fund and his management of the private accounts. This is based upon a number of factors. Some of these private accounts have different investment objectives, strategies and policies than the Fund. For example, some of the private accounts invest all, or a substantial portion of their assets in fixed income securities. Other private accounts are managed using a "balanced" investment strategy that allocates a portion of the assets to fixed income securities and the remainder to equity securities. Some of the private accounts managed by Mr. Turville's invest a portion of their assets in small capitalization securities, which are not a type of equity investment employed in the Fund. The Adviser does have some private accounts managed by Mr. Turville that have investment portfolios substantially similar to the Fund. The Adviser believes that the allocation of investment opportunities is not an issue between these entities because investment opportunities are allocated based upon a number of factors. For example, the decision to buy or sell a security in a private account or the Fund could be driven by the resulting tax consequences. In other situations, the investment decision is made based upon which entity has the assets available to purchase such securities. In addition, the securities purchased for these accounts have significant market capitalizations and the purchases have been small when compared with the overall trading volume of these securities. Also, the investment advisory fee for the Fund and for the private accounts does not contain any performance based fee, so there is no incentive to favor one entity over the other.

Mr. Turville is the majority owner of the Adviser. For his services, Mr. Turville receives a fixed annual salary plus a bonus which has been fixed for a number of years. In addition, as the majority owner of the Adviser, Mr. Turville is entitled to receive distributions from the Adviser's net profits. Mr. Turville does not receive compensation that is based upon the Fund's, the Wilmington Multi-Manager Real Estate Securities Fund's, or any private account's pre- or after-tax performance or the value of assets held by such entities. Mr. Turville does not receive any special or additional compensation from the Adviser for his services as Portfolio Manager.

As of June 30, 2005 Mr.Turville beneficially owned an aggregate range of $50,000-$100,000 of equity securities in the Predecessor Fund and Hillview Investment Trust II.

                           MANAGEMENT-RELATED SERVICES

Administration - Pursuant to the Administrative Services Agreement with the Company (the "Services Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the administrator of the Fund. CSS supervises all aspects of the operation of the Fund, except those performed by the Adviser. John Pasco III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives an asset-based fee, computed daily and paid monthly at the annual rate of 0.10% of the average daily net assets of the Fund (which includes regulatory matters, backup of the pricing of shares of the Fund, administrative duties in connection with execution of portfolio trades, and certain services in connection with Fund accounting). CSS also receives an hourly fee, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters.

Custodian - UMB Bank, N.A. (the "Custodian"), 928 Grand Blvd., 5th Floor, Kansas City, Missouri 64106, serves as the custodian of the Fund's assets.

Accounting Services - Pursuant to an Accounting Service Agreement (the "Accounting Agreement"), Commonwealth Fund Accounting, Inc. ("CFA"), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, is responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset value per share of the Fund; and preparing security position, transaction and cash position reports. CFA also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. CFA is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Company, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CFA. For its services as accounting agent, CFA receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund, against a minimum fee plus out-of-pocket expenses.

Transfer Agent - Pursuant to a Transfer Agent Agreement with the Company, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Fund's transfer and disbursing agent. FSI is located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. John Pasco, III, Chairman of the Board of the Company, is the sole owner of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Fund, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders. For its services as transfer agent, FSI receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Distributor - First Dominion Capital Corp. ("FDCC," or the "Distributor"), located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, serves as the principal underwriter and national distributor of the Fund's shares pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of the Distributor, and is its President, Treasurer and a Director. The Distributor is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. At present, the Fund is only offering one class of shares. Shares have no sales loads or distribution (i.e., 12b-1) fees. However, a 2.00% redemption fee shall be imposed on any shares redeemed within 7 days of their initial purchase. Redemption fees shall be retained by the Fund. This redemption fee is meant to prevent short-term trading in the Fund and to offset any transaction and other costs associated with short-term trading.

Independent Registered Public Accounting Firm - The Predecessor Fund's independent registered public accounting firm, Deloitte & Touche LLP, audit the annual financial statements, assist in the preparation of certain reports to the SEC, and prepares the Fund's tax returns. Deloitte & Touche LLP is located at 1700 Market Street, Philadelphia, PA 19103-3984,

                             PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U. S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing the Adviser with investment recommendations, statistical research or similar services useful to the Adviser's investment decision-making process. The term "investment recommendations or statistical research or similar services" means (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received, on the basis of transactions for the Fund, may be used by the Adviser for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

The Board of Directors of the Company have adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive (1) a price and execution no less favorable than that available from unaffiliated persons, and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The Board reviews all transactions which have been placed pursuant to those policies and procedures at its Board meetings.

When two or more funds that are managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each fund. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as a fund is concerned. In other cases, however, the ability of a fund to participate in volume transactions will be beneficial for a fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Adviser's organization, outweigh the disadvantages that may exist from this treatment of transactions.

Transactions in futures contracts are executed through futures commission merchants ("FCMs"), who receive brokerage commissions for their services. The Fund's procedures in selecting FCMs to execute its transactions in futures contracts are similar to those in effect with respect to brokerage transactions in securities.

Most of the Fund's brokerage transactions are carried out through a single broker, designated as the Fund's "prime broker." The Fund may place its trades with any one of a number of executing brokers. However, the prime broker maintains an account with each executing broker, through which the Fund's trades are processed. When the Fund sells a security short, the prime broker borrows the security on the Fund's behalf, and the Fund posts collateral for the benefit of the prime broker.

The aggregate amount of brokerage commissions paid for the past three fiscal years for the Predecessor Fund is shown below.

       For the Fiscal    For the Fiscal  For the Fiscal
       Year Ended June   Year Ended June    Year Ended
       30, 2005          30, 2004      June 30, 2003(1)
-------------------------------------------------------

       $169,956          $155,406          $68,4791

(1) For the period from December 16, 2002 (commencement of operations) through June 30, 2003.

                           CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue 1,050,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund.

Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in their discretion. When issued for payment as described in the applicable prospectus, shares will be fully paid and non-assessable. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of the Transfer Agent.

If they deem it advisable and in the best interests of shareholders, the directors may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If additional series or classes of shares are created, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, including the payment of dividend and capital gain distributions and transactions made as a result of the Automatic Investment Plan.

Shareholders may rely on these statements in lieu of stock certificates.

               ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares - You may purchase Fund shares directly from the Distributor. You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share is equal to the NAV next determined after the Fund or authorized institution receives your purchase order. Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your payment by the time the Fund prices its shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

Authorized institutions may charge their customers a processing or service fee in connection with the purchase or redemption of shares of the Fund. The amount and applicability of such a fee is determined and disclosed to its customers by each individual authorized institution. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectuses and this SAI. Your authorized institution will provide you with specific information about any processing or service fees you will be charged.

The Fund reserves the right to reject any purchase order and to suspend the offering of shares. Under certain circumstances the Company or the Adviser may waive the minimum initial investment for purchases by officers, directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time.

Exchanging Shares - Shareholders may exchange their shares for the same class of shares of any other fund of the Company, provided the shares of such fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. A written request must have been completed and be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge the shareholder's account a $10 service fee each time there is a telephone exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

If you request the exchange of the total value of your account from one fund to another, we will reinvest any declared but unpaid income dividends and capital gain distributions in the new fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholder sell their shares of the Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest in short-term, interest-bearing money market instruments. However, if the Adviser believes that attractive investment opportunities (consistent with the Fund's investment objective and policies) exist immediately, then it will invest such money in portfolio securities in an orderly a manner as is possible.

The proceeds from the sale of shares of the Fund may not be available until the third business day following the sale. The Fund you are seeking to exchange into may also delay issuing shares until the third business day. The sale of Fund shares to complete an exchange will be effected at net asset value of the Fund next computed after your request for exchange is received in proper form.

Eligible Benefit Plans - An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of the Fund and/or certain other funds of the Company.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

Selling Shares - You may sell your shares by giving instructions to the Transfer Agent in writing. The Board of Directors may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

                          SPECIAL SHAREHOLDER SERVICES

As described briefly in the prospectuses, the Fund offers the following shareholder services:

Regular Account - The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the account application provided with the prospectuses to open your account.

Automatic Investment Plans - Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Individual Retirement Account ("IRA") - All wage earners under 70-1/2, even those who participate in a company sponsored or government retirement plan, may establish their own IRA. You can contribute 100% of your earnings up to $4,000. Individuals who are, or become, at least 50 years old during the taxable year may contribute an additional $500 per year. A spouse who does not earn compensation can contribute up to $3,000 per year to his or her own IRA. The deductibility of such contributions will be determined under the same rules as for contributions made by individuals with earned income. A special IRA program is available for corporate employees under which the employers may establish IRA accounts for their employees in lieu of establishing corporate retirement plans. Known as SEP-IRA's (Simplified Employee Pension-IRA), they free the corporate employer of many of the recordkeeping requirements or establishing and maintaining a corporate retirement plan trust.

If a shareholder has received a distribution from another qualified retirement plan, all or part of that distribution may be rolled over into your Fund IRA. A rollover contribution is not subject to the limits on annual IRA contributions. By acting within applicable time limits of the distribution you can continue to defer federal income taxes on your rollover contribution and on any income that is earned on that contribution.

Roth IRA - A Roth IRA permits certain taxpayers to make a non-deductible investment of up to $4,000 per year. Individuals who are, or become, at least 50 years old during the taxable year may contribute an additional $500 per year. Provided an investor does not withdraw money from his or her Roth IRA for a 5 year period, beginning with the first tax year for which contribution was made, deductions from the investor's Roth IRA would be tax free after the investor reaches the age of 59-1/2. Tax free withdrawals may also be made before reaching the age of 59-1/2 under certain circumstances. Please consult your financial and/or tax professional as to your eligibility to invest in a Roth IRA. An investor may not make a contribution to both a Roth IRA and a regular IRA in any given year. An annual limit of $4,000 applies to contributions to regular and Roth IRAs. For example, if a taxpayer contributes $4,000 to a regular IRA for a year, he or she may not make any contribution to a Roth IRA for that year.

How to Establish Retirements Accounts - Please call the Company to obtain information regarding the establishment of individual retirement plan accounts. The plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. A shareholder may wish to consult with an attorney or other tax adviser for specific advice concerning tax status and plans.

                                   TAX STATUS

Distributions of net investment income - The Fund receives income generally in the form of dividend income on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or reinvest them in additional shares.

Distribution of capital gains - The Fund may derive capital gains and losses in connection with sales or other dispositions of their portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund.

Information on the tax character of distributions - The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be taxed as a regulated investment company - The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal period, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains they distribute to you. The Board of Directors of the Company reserve the right not to maintain the qualifications of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise tax distribution requirements - To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to you by December 31st of each year, at a minimum the following amounts: 98% of its taxable ordinary income earned during the twelve month period ending October 31 and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund shares - Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different fund of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U. S. Government Obligations - Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U. S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U. S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends-received deduction for corporations - Because the Fund's income includes corporate dividends, if the shareholder is a corporation, a portion of its distributions may qualify for the intercorporate dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. Dividends received from REITs will generally not be considered as "qualifying dividends" for purposes of the dividends-received deduction applicable to shareholders that are corporations. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

Investment in complex securities - The Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U. S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

The foregoing is only a general summary of some of the important federal tax considerations generally affecting the funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of each fund's activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisors for more detailed information and for information regarding any other federal tax considerations or any state, local or foreign taxes applicable to the funds and purchasing, holding or disposing of fund shares.

                             INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information - From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                                             6
                             Yield = 2[(a-b +1) -1]
                                        ---
                                        cd
where:

a.....=....dividends and interest  earned during the period.
b.....=....expenses  accrued for the period  (net of reimbursements).
c.....=....the average daily number of shares  outstanding during  the period that were entitled to receive  dividends.
d.....=....the maximum offering price per share on the last day of the period.

The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period dividing this figure by the Fund's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes.

Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total Return Performance - Total return quotations used by the Fund are based on standardized methods of computing performance mandated by the SEC. The average annual total return (before taxes) of the Fund is calculated according to the following formula:

           n
      P(1+T) = ERV

where:

P     =    a hypothetical initial payment of $1,000
T     =    average annual total return
n     =    number of years (1, 5 or 10)
ERV   =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods(or fractional portion thereof).

The average annual total return (before taxes) will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

Based on the foregoing, the Fund (and the Predecessor Fund's) average annual total return (before taxes) for the period or years indicated would be:

                           Periods ended June 30, 2005

                     One Year       Five-Years      Ten-Years      Since
                                                                   Inception(1)

                    19.26%          N/A            N/A             18.13%

 (1) Commencement of operations was December 16, 2002.

The "average annual total returns (after taxes on distributions)" and "average annual total returns (after taxes on distributions and redemptions)" for the shares of the Predecessor Fund are included in the prospectus.

"Average annual total return (after taxes on distributions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences.

This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the impact of federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law. The calculation disregards (i) the affect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

"Average annual total return (after taxes on distributions and redemptions)" for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) which would produce that amount, assuming a redemption at the end of the period. This calculation assumes a complete redemption of the investment. This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period. In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gains distributions and long-term capital gain rate for long-term capital gains distributions). The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date. Note that these tax rates may vary over the measurement period. The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax and (iii) the potential tax liabilities other than federal tax liabilities (e.g. state and local taxes). In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation. The federal income tax rates used correspond to the tax character of any gains or loses (e.g., short-term or long-term).

The Fund may also, from time to time, include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. In performance advertisements, the Fund may compare its standardized return and/or their non-standardized return with data published by Lipper Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Service ("Wiesenberger"), Investment Company Data, Inc. ("ICD") or Morningstar Mutual Funds ("Morningstar"), or with the performance of recognized stock, bond and other indices, including the Lehman Bond Index, the S&P 500 Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International World Index, the Lehman Brothers Treasury Bond Index, and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Fund, in performance advertisements, may refer to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance advertisements also may refer to discussions of the Fund and comparative mutual fund data and ratings reported in independent periodicals, including THE WALL STREET JOURNAL, MONEY Magazine, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST and THE KIPLINGER LETTERS. Comparisons in performance advertisements may be in graphic form.

The Fund may include discussions or illustrations of the effects of compounding in performance advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a fund investment are reinvested in additional fund shares, any future income or capital appreciation of the fund would increase the value, not only of the original fund investment, but also of the additional fund shares received through reinvestment. As a result, the value of a fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

The Fund may also compare its performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote(R) Money Markets. In comparing the Fund's performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Shares of the Fund are not insured or guaranteed by the U.S. government and returns and net asset values will fluctuate. An investment in a fund involves greater risks than an investment in either a money market mutual fund or a CD.

                              FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Company directly at:

                              THE WORLD FUNDS, INC.
                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235
                            Telephone: (800) 527-9525
                      e-mail: mail@shareholderservices.com

The Annual Report for the Predecessor Fund for its fiscal year end June 30, 2005 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Predecessor Fund included in the Annual Report have been audited by the Predecessor Fund's independent registered public accounting firm, Deloitte & Touche LLP, whose report thereon also appears in such Annual Report and is also incorporated herein. No other parts of the Annual Report are incorporated herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

               APPENDIX A--PROXY VOTING POLICIES AND PROCEDURES


The Real Estate Management Services Group, LLC ("REMS Group") hereby adopts these Proxy Voting Policies and Procedures for voting proxies received by accounts managed by the REMS Group.

1.    Background

      Rule 206(4)-6 under the Investment Advisors Act of 1940 requires an investment REMS Group that exercises voting authority over client proxies to adopt policies and procedures reasonably designed to ensure that the REMS Group votes proxies in the best interests of clients, to disclose to clients information about those policies and procedures, and to disclose to clients how they may obtain information on how the REMS Group has voted their proxies. Furthermore, the REMS Group recognizes that the act of managing assets of clients consisting of common stock includes the voting of proxies related to the stock. In the case of employee benefit plans, the power to vote proxies lies exclusively with the plan trustee or named fiduciary, unless the power has been delegated to the investment REMS Group. Where the power to vote has been so delegated, the investment REMS Group has the fiduciary responsibility for voting the proxies in a manner that is in the best interests of the plan. Because REMS Group has such responsibility, it has implemented these Proxy Voting Policies and Procedures, which are designed to ensure that proxies are voted in an appropriate manner.

2.    Responsible Persons

      The Compliance Officer [or other person designated by the REMS Group] is responsible for monitoring corporate actions, monitoring voting decisions, and making sure that proxies are submitted timely. The Compliance Officer shall be responsible, consistent with these procedures, for deciding what is in the best interest of each client when determining how proxies are voted. Clients reserve the right to vote their own proxies or contractually to direct the REMS Group to vote their proxies in a certain manner.

3.    Conflicts of Interest

      The REMS Group recognizes that conflicts between itself and clients may arise in voting the proxies of public companies and that these conflicts must be addressed. The Compliance Officer shall be responsible for identifying potential conflicts of interest in regard to the proxy voting process. Where appropriate, the REMS Group will use one of the following methods to resolve such conflicts, provided such method results in a decision to vote the proxies that is based on the clients' best interest and is not the product of the conflict:

A. provide the client with sufficient information regarding the shareholder vote and the REMS Group's potential conflict to the client and obtain the client's consent before voting;

B. vote securities based on a pre-determined voting policy set forth in Section
4;

C. vote client securities based upon the recommendations of an independent third party; or\

D. request the client to engage another party to determine how the proxies should be voted.

4. Proxy Voting Policies

      REMS Group shall vote proxies related to securities held by any client in a manner solely in the best interests of the client. REMS Group shall consider only those factors that relate to the client's investment, including how its vote will economically impact and affect the value of the client's investment. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer's board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. In voting on each and every issue, REMS Group and its employees shall vote in a prudent and diligent fashion and only after a careful evaluation of the issue presented on the ballot.


      REMS Group has adopted the following specific voting policies:

A.    Corporate Governance

           Unless exceptional circumstances exist, REMS Group will vote against proposals that make it more difficult to replace Board members, including proposals to:

  i. Stagger the Board; ii. Overweight management on Board;
iii. Introduce cumulative voting; iv. Introduce unequal voting rights;
  v. Create supermajority voting; or vi. Establish pre-emptive rights.

B. Takeovers

           REMS Group will vote in general against proposals that make it more difficult for a company to be taken over by outsiders, and in favor of proposals that attempt to do the opposite.

C.    Compensation Plans

           REMS Group will vote in favor of proposals by management or shareholders concerning various compensation and stock option plans that will act to make management and employee compensation more dependent on long-term stock price performance. REMS Group will vote against incentive stock awards that act to concentrate significant amounts of stock in the hands of upper management.

D.    Capital Structure

           REMS Group will generally vote against proposals to move the company to another state less favorable to shareholders interests, or to restructure classes of stock in such a way as to benefit one class of shareholders at the expense of another, such as dual classes (A and B shares) of stock.

E. Board Size

           REMS Group will vote against any proposals that act to increase the size of the board beyond 15 members.

F.    Outside Directors

           REMS Group will vote against any proposal to allow the Chief Executive Officer to appoint outside directors, and in favor of any proposal to eliminate this ability. The Board's outside directors should not owe their position or allegiance to a member of management, but to the shareholders and/or independent board members alone.

G.    Multiple Director Positions

           REMS Group will generally vote against any Board member who is also a director of four or more different companies.

5. Proxy Voting Procedures

A. Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries), the REMS Group will be responsible for voting the proxies related to that account.

B. All proxies and ballots will be logged in upon receipt and the materials will be forwarded to REMS Group.

C. Prior to voting, REMS Group will verify that he or she has the authority to vote, and if so, will determine whether his or her voting is subject to guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

D. REMS Group will promptly vote proxies received in a manner consistent with these Proxy Voting Policies and Procedures and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

E. REMS Group will note on the cover page of the proxy how he or she voted on each issue. The proxy will then be filed pursuant to Section 8 in the proper client's file and becomes a permanent part of the records of the REMS Group.

F. On an ongoing basis, REMS Group will monitor corporate management of issuers whose securities are held by clients whose accounts REMS Group manages and where appropriate will communicate with the management of such issuers.

G. Periodically, the REMS Group will:

1. Verify that all annual proxies for the securities held in the clients managed by the REMS Group have been received;

2. Verify that each proxy received has been voted in a manner consistent with these Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries);

3. Report to the client how each proxy sent to the REMS Group on behalf of the client was voted, by forwarding a copy of the completed ballot card or in some other written manner;

4. Review the files to verify that records of the voting of the proxies have been properly maintained; and

5. Verify that decisions about how to vote was in accord with the investment interests, stated objectives, and particular preferences, if stated or known, of the clients.

6. Disclosure

      REMS Group shall, on an annual basis, provide clients with a concise summary of the REMS Group's proxy voting process, and upon request, to provide clients with a copy of these Proxy Voting Policies and Procedures, how they can obtain information from the REMS Group on how their securities were voted.

      REMS Group shall make such disclosure in the following manner:

A. send the disclosure to the clients together with a periodic account statement;

B. send the disclosure to the clients by mail, or C. include the disclosure in the Part II of the REMS Group's Form ADV (if this option is selected, REMS Group must deliver (not merely offer) the revised brochure to existing clients within 180 days after publication, and should accompany the delivery with a letter identifying the new disclosure).

7. Training

      REMS Group shall periodically, but at least annually, conduct training sessions on proxy voting that reacquaint relevant personnel with the REMS Group's policies on handling and voting proxies.

8. Records

      REMS Group shall make and retain the following records in connection with proxy voting:

A. A copy of each proxy statement that the REMS Group receives regarding client securities. REMS Group may satisfy this requirement by relying on a third party to make and retain, on its behalf, a copy of a proxy statement (provided that the REMS Group has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the Commission's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.

B. A record of each vote cast by the REMS Group on behalf of a client. REMS Group may satisfy this requirement by relying on a third party to make and retain, on its behalf, a record of the vote cast (provided that the REMS Group has obtained an undertaking from the third party to provide a copy of the record promptly upon request).

C. A copy of any document created by the REMS Group that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision.

D. A copy of each written client request for information on how the REMS Group voted proxies on behalf of the client, and a copy of any written response by the REMS Group to any (written or oral) client request for information on how the REMS Group voted proxies on behalf of the requesting client.